                  SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                            __________________________

                                     FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 18, 2001

                        Berry Petroleum Company
           (Exact name of registrant as specified in its charter)

Delaware                     1-9735                         77-0079387
(State or other           (Commission                     IRS Employer
jurisdiction of             File Number)                  Identification No.
incorporation)

             28700 Hovey Hills Road, P.O. Box 925, Taft, CA  93268
                      (Address of principal executive offices)

Registrant's telephone number, including area code      (661) 769-8811

                                   N/A
         (Former name or former address, if changed since last report)

Item 5. Other Information

     On September 18, 2001, Berry Petroleum Company, a Delaware
corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein.

Item 7. Exhibits

   99.1   Press Release of Berry Petroleum Company dated
September 18, 2001.

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            BERRY PETROLEUM COMPANY

                               By     /s/ Kenneth A. Olson
                               Name:    Kenneth A. Olson
                               Title:    Corporate Secretary and Treasurer